SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
ADVANCIS PHARMACEUTICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

ADVANCIS PHARMACEUTICAL CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
to be held June 21, 2005

To the Stockholders of Advancis Pharmaceutical Corporation:
      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Advancis Pharmaceutical Corporation, a Delaware corporation (the “Company”), will be held at the Company’s offices at 20425 Seneca Meadows Parkway, Germantown, Maryland 20876 on Tuesday, June 21, 2005 at 9:00 a.m., local time, for the following purposes:

1. To approve the issuance of 6,846,735 shares of common stock and warrants to acquire 2,396,357 shares of Common Stock of the Company previously issued by the Company to certain investors in a private offering.

2. To act upon any other matter which may properly come before the Special Meeting or any adjournment or postponement thereof.
      The Board of Directors of the Company has fixed the close of business on May 25, 2005 as the record date for determining stockholders of the Company entitled to notice of and to vote at the Special Meeting. A list of the stockholders as of the record date will be available for inspection by stockholders at the Company’s offices during business hours for a period of 10 days prior to the Special Meeting.
      Your attention is directed to the attached Proxy Statement.

By Order of the Board of Directors,

Edward M. Rudnic, Ph.D.
Chairman, President and
Chief Executive Officer
Germantown, Maryland
June 1, 2005
EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY. IF YOU ATTEND THE SPECIAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

ADVANCIS PHARMACEUTICAL CORPORATION
20425 Seneca Meadows Parkway
Germantown, Maryland 20876

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING
General
      This Proxy Statement is being furnished to stockholders of Advancis Pharmaceutical Corporation, a Delaware corporation (the “Company”), in connection with the solicitation by the Board of Directors of proxies for use at a special meeting of stockholders (the “Special Meeting”) to be held at the Company’s offices at 20425 Seneca Meadows Parkway, Germantown, Maryland 20876 on Tuesday, June 21, 2005 at 9:00 a.m., local time, and at any adjournment or postponement thereof.
Solicitation
      The Company will bear the entire cost of the solicitation, including the preparation, assembly, printing and mailing of this proxy statement, including the proxy card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contacts, telephone, facsimile, electronic mail or any other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.
      This proxy statement and the accompanying solicitation materials are being sent to stockholders on or about June 1, 2005.
Revocation of Proxies
      A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need documentation from your record holder stating your ownership as of May 25, 2005 in order to vote personally at the Special Meeting.
Quorum and Voting Requirements
      The close of business on May 25, 2005 has been fixed by the Board of Directors of the Company as the record date (the “Record Date”) for determining the stockholders of the Company entitled to notice of and to vote at the Special Meeting. On the Record Date, there were 29,696,497 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), outstanding, of which 22,849,762 shares of Common Stock are entitled to vote on the matter to be presented at the Special Meeting. The presence at the Special Meeting, in person or by a proxy relating to any matter to be acted upon at the meeting, of a majority of such shares, or 11,424,881 shares, is necessary to constitute a quorum for the Special Meeting. Each outstanding share is entitled to one vote on all matters. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Special Meeting, are considered stockholders who are present and entitled to vote and they count toward the quorum. In the event that there are not sufficient votes for a quorum or to approve the Offering (as defined below) at the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.
      Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. “Broker non-votes” mean the votes that could have been cast on the matter in question if the brokers had received instructions from their customers, and as to which the brokers have notified the Company on a proxy form in accordance with industry practice or have otherwise advised the Company that they lack voting authority.
      The affirmative vote of a majority of the shares cast on the matter is required to approve the Offering. Abstentions and broker “non-votes” with respect to the Offering will not count toward calculation of the approval of the Offering. Additionally, in accordance with Nasdaq Marketplace Rule 4350(i), because of the Investors’ (as defined below) interest in the subject matter, all of the shares of Common Stock previously issued to the Investors in connection with the Offering will not be counted for purposes of determining whether a quorum has been constituted and whether approval of the Offering has been obtained.
      All outstanding shares of the Company’s Common Stock represented by valid and unrevoked proxies received in time for the Special Meeting will be voted. A stockholder may, with respect to the Offering (1) vote “FOR” the Offering, (2) vote “AGAINST” the Offering, or (3) “ABSTAIN” from voting on the Offering. Shares will be voted as instructed in the accompanying proxy on the matter that is being submitted to stockholders.
      The Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. Return of a valid proxy, however, confers on the designated proxy holders the discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting or any adjournment or postponement thereof. Proxies solicited hereby will be tabulated by inspectors of election designated by the Board of Directors.

PROPOSAL TO BE VOTED ON AT THE SPECIAL MEETING
APPROVAL OF THE OFFERING
The Offering
      On April 26, 2005, the Company entered into several definitive purchase agreements (collectively, the “Purchase Agreements”), between the Company and each of HealthCare Ventures VII, L.P.; Omega Fund I, L.P.; Iroquois Master Fund Ltd.; Smithfield Fiduciary LLC; H&Q Life Science Investors; Rho Ventures V Affiliates, L.L.C.; and Rho Ventures V, L.P. (collectively, the “Investors”). Pursuant to the terms of each of the Purchase Agreements, the Company issued and sold to the Investors and the Investors purchased from the Company in a private offering (the “Offering”) (i) an aggregate of 6,846,735 shares of Common Stock at a price per share of $3.98, and (ii) warrants (the “Warrants”) to acquire an aggregate of 2,396,357 shares of Common Stock with an exercise price per share of $4.78. The Warrants are exercisable in whole or in part at any time during the period beginning on October 29, 2005 and ending on April 29, 2010. The price per share of the Common Stock issued and sold by the Company in the Offering was based on the closing price of the Company’s Common Stock on the Nasdaq National Market on April 25, 2005. The Company received approximately $27,250,000 in gross proceeds from the Offering.
      The terms of the Purchase Agreements and the Warrants and the other terms of the Offering are complex. This summary of the terms is general in nature and is qualified by reference to the actual form of agreements, including the form of the Purchase Agreement and the Warrant, both of which are attached as exhibits to the Company’s Current Report on Form 8-K dated April 26, 2005 and filed with the SEC on April 27, 2005. Stockholders desiring a more complete understanding of the terms of the Purchase Agreements and the Warrants and the Offering are urged to refer to such exhibits.
Notice of Deficiency
      Following completion of the Offering, the Company was advised by The Nasdaq Stock Market that the Offering did not comply with certain Nasdaq Marketplace Rules (as defined below). Nasdaq determined that the Offering was completed at less than market value. The Company based the offering price on the closing price of the Company’s Common Stock on the Nasdaq National Market on April 25, 2005, while Nasdaq calculates market value based on the closing bid price of the Company’s Common Stock on the Nasdaq National Market on April 25, 2005. In addition, Nasdaq ascribed a value to the Warrants of 4.375 cents per share. Nasdaq determined that the market value of the Offering was $4.03375 per share. As a result, Nasdaq determined that the Offering required stockholder approval because the Offering represented more than 20% of the Company’s total outstanding shares and included an affiliate of two directors of the Company.
      Nasdaq Market Place Rule 4350(i)(1)(A) requires stockholder approval of a transaction when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees or consultants. Nasdaq Market Place Rule 4350(i)(1)(D) requires stockholder approval of a transaction, other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock), if the number of shares of common stock to be issued is or may be equal to 20% or more of the issuer’s outstanding common stock, or 20% or more of the voting power, outstanding before the issuance of such shares for less than the greater of book or market value of the stock. The Company refers to these rules in this Proxy Statement as the “Nasdaq Marketplace Rules.”
      The Special Meeting is being held pursuant to a compliance plan that has been submitted to Nasdaq. The Company believes that stockholder approval of the Offering at the Special Meeting will be sufficient to resolve the deficiency noted by Nasdaq.

Board Recommendations; Reasons
      The Board of Directors believes that it is in the best interests of the Company and its stockholders for the Investors to retain the Common Stock and Warrants issued and sold by the Company to them in the Offering, and for the Company to retain the proceeds. The Company believes that approval of the Offering will cure the deficiency cited by Nasdaq. As a result, the Board of Directors requests that the Company’s stockholders approve the Offering.
      If stockholder approval of the Offering is not obtained, the Company will be required to rescind the purchase and sale of all of the shares of Common Stock and the Warrants issued and sold to the Investors in the Offering and return approximately $27,250,000 to the Investors, which would reduce the amount of cash available to fund the Company’s operations.
Voting Agreement
      On May 5, 2005, the Company entered into voting agreements (the “Voting Agreements”) with certain of the Company’s principal stockholders, including the Bear Stearns Health Innoventures group and the HealthCare Ventures group (not including HealthCare Ventures VII, L.P., one of the Investors). Pursuant to the Voting Agreements, each stockholder who is party to a Voting Agreement has agreed to vote all of its shares of Common Stock for approval of the Offering.
      James H. Cavanaugh and Harold R. Werner, each of whom is a director of the Company, are each a general partner of HealthCare Partners V, L.P., HealthCare Partners VI, L.P. and HealthCare Partners VII, L.P., which are the general partners of HealthCare Ventures V, L.P., HealthCare Ventures VI, L.P., and HealthCare Ventures VII, L.P., respectively. See “Security Ownership of Certain Beneficial Owners and Management.” As of May 25, 2005, the parties to the Voting Agreements beneficially owned shares representing approximately 50.7% of the Company’s total voting power. Accordingly, the Company believes approval of the Offering is assured.
      The Board of Directors recommends voting “FOR” approval of the Offering.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth information regarding the beneficial ownership of Common Stock of the Company as of May 25, 2005, unless otherwise indicated, by (1) all stockholders known by the Company to beneficially own more than five percent of the outstanding Common Stock, (2) each of the directors and nominees for director, (3) each executive officer of the Company named in the Summary Compensation Table as set forth in the Company’s Definitive Proxy Statement filed with the SEC on April 22, 2005, and (4) all directors and executive officers of the Company as a group. Beneficial ownership is calculated in accordance with the rules of the SEC.

Beneficial Owner(1)	Number of Shares	Percent Owned(2)

Five Percent Stockholders:
HealthCare Ventures group(3)	10,921,254	36.8%
Bear Stearns Health Innoventures group(4)	2,428,549	8.2%
Rho Ventures group(5)	3,787,712	12.8%
Directors and Named Executive Officers:
James H. Cavanaugh, Ph.D.(6)	10,963,328	36.9%
Harold R. Werner(7)	10,963,327	36.9%
Elizabeth Czerepak(8)	2,478,602	8.3%
Edward M. Rudnic, Ph.D.(9)	1,198,588	4.0%
R. Gordon Douglas, M.D.(10)	105,787	*
Wayne T. Hockmeyer, Ph.D.(11)	60,981	*
Richard W. Dugan(12)	55,053	*
Steven A. Shallcross(13)	158,036	*
Kevin S. Sly(14)	155,305	*
Colin E. Rowlings, Ph.D.(15)	101,498	*
Barry Hafkin, M.D.(16)	49,270	*
All directors and executive officers as a group (20 persons)(17)	15,771,479	53.1%

*	less than 1%

(1)	Unless otherwise indicated, the address of each stockholder is c/o Advancis Pharmaceutical Corporation, 20425 Seneca Meadows Parkway, Germantown, Maryland 20876.

(2)	Based on 29,696,497 shares outstanding as of May 25, 2005, which includes 6,846,735 shares issued in the Offering that remain subject to stockholder approval and are not entitled to vote on the proposal described in this proxy statement.

(3)	Includes 3,629,973 shares beneficially owned by HealthCare Ventures V, L.P., 5,532,486 shares beneficially owned by HealthCare Ventures VI, L.P. and 1,758,795 shares beneficially owned by HealthCare Ventures VII, L.P. The 1,758,795 shares beneficially owned by HealthCare Ventures VII, L.P. will not count towards determining whether a quorum is present and will not be entitled to vote at the Special Meeting and all of these shares are subject to rescission if the Offering is not approved at the Special Meeting. Does not include 615,578 shares beneficially owned by HealthCare Ventures VII, L.P. which are issuable upon the exercise of warrants. The warrants are exercisable in whole or in part at any time during the period beginning on October 29, 2005 and ending on April 29, 2010. The warrants are subject to rescission if the Offering is not approved at the Special Meeting. The address for the HealthCare Ventures entities is 44 Nassau Street, Princeton, New Jersey 08542. This information is based on a Schedule 13D filed with the SEC on May 10, 2005.

(4)	Includes 1,396,617 shares beneficially owned by BX, L.P., 351,462 shares beneficially owned by Bear Stearns Health Innoventures, L.P., 289,134 shares beneficially owned by Bear Stearns Health Innoventures Offshore, L.P., 227,986 shares beneficially owned by Bear Stearns Health Innoventures Employee

Fund, L.P. and 163,350 shares beneficially owned by BSHI Members, L.L.C. The address for the Bear Stearns Health Innoventures entities is 383 Madison Avenue, New York, New York 10179.

(5)	Includes 243,356 shares of common stock beneficially owned Rho Ventures V Affiliates, L.L.C. and 2,771,719 shares of common stock beneficially owned by Rho Ventures V, L.P. that will not count towards determining whether a quorum is present and will not be entitled to vote at the Special Meeting and all of these shares are subject to rescission if the Offering is not approved at the Special Meeting. Does not include 85,175 shares beneficially owned by Rho Ventures V Affiliates, L.L.C. and 970,101 shares beneficially owned by Rho Ventures V, L.P. which are issuable upon the exercise of warrants. The warrants are exercisable in whole or in part at any time during the period beginning on October 29, 2005 and ending on April 29, 2010. The warrants are subject to rescission if the Offering is not approved at the Special Meeting. RMV V, L.L.C. is the general partner of Rho Ventures V, L.P. and the managing member of Rho Ventures V Affiliates, L.L.C. and Rho Capital Partners LLC is the managing member of RMV V, L.L.C. Each of Joshua Ruch, Habib Kairouz and Mark Leschly, in their capacity as managing members of Rho Capital Partners LLC, have voting and investment power with respect to the shares held by Rho Ventures V Affiliates, L.L.C. and Rho Ventures V, L.P. but each disclaims beneficial ownership of these shares except to the extent of their pecuniary interest therein. This information is based on a Schedule 13G filed with the SEC on May 9, 2005 and as otherwise provided by Rho Ventures V Affiliates, L.L.C. and Rho Ventures V, L.P.

(6)	Dr. Cavanaugh is a general partner of HealthCare Partners V, L.P., HealthCare Partners VI, L.P. and HealthCare Partners VII, L.P., which are the general partners of HealthCare Ventures V, L.P., HealthCare Ventures VI, L.P. and HealthCare Ventures VII, L.P., respectively. In such capacity he may be deemed to share voting and investment power with respect to 3,629,973 shares beneficially owned by HealthCare Ventures V, L.P., 5,532,486 shares beneficially owned by HealthCare Ventures VI, L.P. and 1,758,795 shares beneficially owned by HealthCare Ventures VII, L.P. The 1,758,795 shares beneficially owned by HealthCare Ventures VII, L.P. will not count towards determining whether a quorum is present and will not be entitled to vote at the Special Meeting and all of these shares are subject to rescission if the Offering is not approved at the Special Meeting. Does not include 615,578 shares beneficially owned by HealthCare Ventures VII, L.P. which are issuable upon the exercise of warrants. The warrants are exercisable in whole or in part at any time during the period beginning on October 29, 2005 and ending on April 29, 2010. The warrants are subject to rescission if the Offering is not approved at the Special Meeting. Dr. Cavanaugh disclaims beneficial ownership of the shares owned by these funds, except to the extent of his proportionate pecuniary interest therein. Dr. Cavanaugh’s beneficially owned shares also include 10,245 shares of restricted stock that remain subject to vesting. Dr. Cavanaugh’s address is c/o HealthCare Ventures LLC, 44 Nassau Street, Princeton, New Jersey 08542. This information is based on a Schedule 13D filed with the SEC on May 10, 2005.

(7)	Mr. Werner is a general partner of HealthCare Partners V, L.P., HealthCare Partners VI, L.P. and HealthCare Partners VII, L.P., which are the general partners of HealthCare Ventures V, L.P., HealthCare Ventures VI, L.P. and HealthCare Ventures VII, L.P., respectively. In such capacity he may be deemed to share voting and investment power with respect to 3,629,973 shares beneficially owned by HealthCare Ventures V, L.P., 5,532,486 shares beneficially owned by HealthCare Ventures VI, L.P. and 1,758,795 shares beneficially owned by HealthCare Ventures VII, L.P. The 1,758,795 shares beneficially owned by HealthCare Ventures VII, L.P. will not count towards determining whether a quorum is present and will not be entitled to vote at the Special Meeting and all of these shares are subject to rescission if the Offering is not approved at the Special Meeting. Does not include 615,578 shares beneficially owned by HealthCare Ventures VII, L.P. which are issuable upon the exercise of warrants. The warrants are exercisable in whole or in part at any time during the period beginning on October 29, 2005 and ending on April 29, 2010. The warrants are subject to rescission if the Offering is not approved at the Special Meeting. Mr. Werner’s beneficially owned shares also include 13,523 shares held by the Werner Family Investment Limited Partnership and 10,245 shares of restricted stock that remain subject to vesting. Mr. Werner’s address is c/o HealthCare Ventures LLC,

44 Nassau Street, Princeton, New Jersey 08542. This information is based on a Schedule 13D filed with the SEC on May 10, 2005.

(8)	Ms. Czerepak is a member of Bear Stearns Health Innoventures Management L.L.C., which serves as the general partner of the funds comprising the Bear Stearns Health Innoventures group, and is an employee of Bear Stearns Asset Management Inc., the managing member of Bear Stearns Health Innoventures Management L.L.C. In such capacity, she may be deemed to share voting and investment power with respect to the 2,428,549 shares beneficially owned by the Bear Stearns Health Innoventures group. Ms. Czerepak disclaims beneficial ownership of the shares owned by the funds constituting such group except to the extent of her proportionate pecuniary interest therein. Includes 50,053 shares issuable upon exercise of options that are exercisable within 60 days. The shares issuable upon the exercise of options, depending on the date of exercise, may be subject to vesting. Ms. Czerepak’s address is c/o Bear Stearns Asset Management Inc., 383 Madison Ave., New York, New York 10179.

(9)	Includes 424,062 shares issuable upon exercise of options that are exercisable within 60 days. Also includes 136,606 shares held in trust for the benefit of Dr. Rudnic, 136,606 shares held in trust for the benefit of Elizabeth Rudnic, the spouse of Dr. Rudnic, and an aggregate of 174,854 shares held in two trusts for the benefit of Dr. Rudnic’s daughters. Dr. Rudnic disclaims beneficial ownership of all shares held in trust for the benefit of Mrs. Rudnic and his daughters.

(10)	Includes 8,196 shares of restricted stock that remain subject to vesting and 55,517 shares issuable upon exercise of options that are exercisable within 60 days. The shares issuable upon exercise of such options, depending on the date of exercise, may be subject to vesting.

(11)	Includes 10,245 shares that remain subject to vesting and 47,321 shares issuable upon exercise of options that are exercisable within 60 days. The shares issuable upon the exercise of options, depending on the date of exercise, may be subject to vesting.

(12)	Includes 50,053 shares issuable upon exercise of options that are exercisable within 60 days. The shares issuable upon the exercise of options, depending on the date of exercise, may be subject to vesting.

(13)	Includes 130,715 shares issuable upon exercise of options that are exercisable within 60 days. Includes 27,321 shares held in trust for Mr. Shallcross’ spouse and his descendants. Mr. Shallcross disclaims beneficial ownership of all shares held in the trust.

(14)	Includes 130,716 shares issuable upon exercise of options that are exercisable within 60 days.

(15)	Includes 70,079 shares issuable upon exercise of options that are exercisable within 60 days. Includes 31,419 shares held in trust for the benefit of Dr. Rowlings’ spouse and descendants. Dr. Rowlings disclaims beneficial ownership of all shares held in the trust.

(16)	Represents 49,270 shares issuable upon exercise of options that are exercisable within 60 days.

(17)	Includes 10,921,254 shares beneficially owned by HealthCare Ventures group that are attributed to Dr. Cavanaugh and Mr. Werner and 2,428,549 shares beneficially owned by Bear Stearns Health Innoventures group that are attributed to Ms. Czerepak. Also includes 38,931 shares of restricted stock that remain subject to vesting and 1,353,371 shares issuable upon exercise of options that are exercisable within 60 days. Of the shares issuable upon exercise of options, 30,735 would be shares of restricted stock subject to vesting.

ADDITIONAL INFORMATION
Other Matters
      The Board of Directors of the Company knows of no other business which will be presented for consideration at the Special Meeting. Return of a valid proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting or any adjournment or postponement thereof.
Proposals for the 2006 Annual Meeting
      Qualified stockholders who wish to have proposals presented at the 2006 annual meeting of stockholders must deliver them to the Company by December 23, 2005, in order to be considered for inclusion in the proxy statement and proxy to be distributed by the Company in connection with the 2006 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.
      Any stockholder proposal or director nomination for our 2006 annual meeting that is submitted outside the processes of Rule 14a-8 will be considered “untimely” if we receive it before January 25, 2006, or after February 24, 2006. Such proposals and nominations must be made in accordance with the Amended and Restated By-Laws of the Company. An untimely proposal may be excluded from consideration at our 2006 annual meeting. All proposals and nominations must be delivered to the Company at its principal executive offices in Germantown, Maryland.

By Order of the Board of Directors,

Edward M. Rudnic, Ph.D.
Chairman, President and Chief Executive Officer
June 1, 2005
      THE BOARD OF DIRECTORS HOPES THAT YOU WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR OWN SHARES.

VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on June 20, 2005. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Advancis Pharmaceutical Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on June 20, 2005. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Advancis Pharmaceutical Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ADVANCIS	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS
PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVANCIS PHARMACEUTICAL
CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” AUTHORIZATION OF THE
OFFERING.

Vote the Proposal		For	Against	Abstain

1.	To approve the issuance of 6,846,735 shares of common stock and warrants to acquire 2,396,357 shares of Common Stock of the Company previously issued by the Company to certain investors in a private offering.	☐	☐	☐

2.	To act upon any other matter which may properly come before the Special Meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

For comments, please check this box and write them on the back where indicated.	☐

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (PLEASE SIGN WITHIN BOX)	Date

ADVANCIS PHARMACEUTICAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
SPECIAL MEETING OF STOCKHOLDERS

to be held June 21, 2005

The undersigned hereby appoints EDWARD M. RUDNIC, Ph.D. and STEVEN A. SHALLCROSS, and each of them, with full power of substitution to each, as attorneys and proxies of the undersigned, to vote all shares which the undersigned is entitled to vote at the Special Meeting of Stockholders of Advancis Pharmaceutical Corporation (the “Company”) to be held at the Company’s offices at 20425 Seneca Meadows Parkway, Germantown, Maryland 20876 on Tuesday, June 21, 2005 at 9:00 a.m., ET, local time, and at any adjournment or postponement thereof, upon and in respect of the following matters, and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement relating to such Special Meeting. The undersigned revokes all proxies heretofore given for said Special Meeting and any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY SENDING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY DELIVERING TO THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE PERSON(S) SIGNING IT. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE APPROVAL AND RATIFICATION OF THE ISSUANCE OF THE COMMON STOCK AND THE WARRANTS.

(Continued and to be signed on the reverse side)